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                                                SECURITIES AND EXCHANGE COMMISSION
                                                      Washington, D.C.  20549
                                                -----------------------------------

                                                             FORM 8-K

                                                          CURRENT REPORT
                                              PURSUANT TO SECTION 13 OR 15(d) OF THE
                                                  SECURITIES EXCHANGE ACT OF 1934




Date of report (Date of earliest event reported):    JULY 3, 1996




                                                  JOHN B. SANFILIPPO & SON, INC.
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                                      (Exact Name of Registrant as Specified in its Charter)


                                 DELAWARE                 0-19681                      36-2419677
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(State or Other Jurisdiction of Incorporation)      (Commission File Number)      (IRS Employer Identification No.)



                            2299 BUSSE ROAD, ELK GROVE VILLAGE, ILLINOIS                         60007
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                               (Address of Principal Executive Offices)                        (Zip Code)


                                                          (847) 593-2300
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                                   (Registrant's telephone number, including area code)


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                                   (Former Name or Former Address, if Changed Since Last Report)


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         John B. Sanfilippo & Son, Inc. (the "Registrant") submits the following information:

ITEM 5.  OTHER EVENTS

         On July 3, 1996, the Registrant announced that, effective August 2, 1996, Larry D. Ray will resign as executive vice president, sales and marketing of the Registrant, and as a member of the Registrant's board of directors. The Registrant does not intend to replace the position of executive vice president, sales and marketing, and will undertake a restructuring of the sales and marketing departments. A new member of the board of directors will be appointed at the July 30, 1996 meeting of the board of directors.

        A copy of the News Release issued by the Registrant on July 3, 1996 concerning the resignation of Mr. Ray is attached as an Exhibit to this report.






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ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         (a)     Not applicable.

         (b)     Not applicable.

         (c)     Exhibits:


                 The following is filed herewith. The exhibit number corresponds with Item 601 of Regulation S-K.

         EXHIBIT NO.              DESCRIPTION
         -----------              -----------

                 20.1             News Release dated July 3, 1996 issued by
                                    the Registrant





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                                   SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                             JOHN B. SANFILIPPO & SON, INC.

Dated: July 3, 1996                          By: /s/ Gary P. Jensen
                                                ---------------------------
                                                Gary P. Jensen
                                                    Executive Vice President,
                                                    Finance and Chief Financial
                                                    Officer





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                        JOHN B. SANFILIPPO & SON, INC.

                                EXHIBIT INDEX
                   (Pursuant to Item 601 of Regulation S-K)



         EXHIBIT NO.                         DESCRIPTION
         -----------                         -----------
          20.1            News Release dated July 3, 1996 issued by the
                            Registrant

























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         The Registrant will furnish the above-listed exhibit to its stockholders upon written request addressed to the Secretary of the Registrant at the address given on the cover page of this Form 8-K. The charge for furnishing copies of the exhibit is $.25 per page, plus postage.





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